Victory Portfolios

Victory Floating Rate Fund

Class A, Class C, and Class Y

(the “Fund”)

Supplement dated September 27, 2024, to the

Summary Prospectus and Prospectus dated May 1, 2024, as supplemented

This Supplement is intended to highlight certain changes to the Summary Prospectus and Prospectus dated May 1, 2024, as supplemented. Please review these matters carefully.

As previously announced, Park Avenue Institutional Advisers LLC (“Park Avenue”) and portfolio manager Robert Simmons will no longer serve as the Fund’s sub-adviser and portfolio manager effective as of the close of business on October 3, 2024.

Appointment of Amundi Asset Management US, Inc. as Sub-Adviser to the Fund

On September 26, 2024, the Board of Trustees of the Fund (the “Board”) approved a new interim investment sub- advisory agreement (the “Interim Agreement”) between Victory Capital Management Inc. (“Victory Capital”) and Amundi Asset Management US, Inc. (“Amundi US”) in order to permit Amundi US to provide sub-advisory services to the Fund. The Interim Agreement has substantially similar terms as the investment sub-advisory agreement between Victory Capital and Park Avenue. The Interim Agreement will continue in effect for a term not longer than 150 days from October 4, 2024.

Jonathan Sharkey, Portfolio Manager and Senior Vice President of Amundi US, and Timothy J. Cassidy, Associate Portfolio Manager and Vice President of Amundi US, will serve as portfolio managers of the Fund.

On July 8, 2024, Victory Capital Holdings, Inc. (“VCTR”), the parent company of Victory Capital, entered into a Contribution Agreement with, among other parties, the parent company of Amundi US (the “Transaction”). Following the closing of the Transaction, Amundi US will become part of VCTR; Messrs. Sharkey and Cassidy will become employees of Victory Capital; and the Interim Agreement will terminate. Victory Capital will continue to serve as the Fund’s adviser uninterrupted.

Should the closing of the Transaction not occur within the 150-day term of the Interim Agreement, Victory Capital will consider other alternatives, including seeking the approval of shareholders of a new investment sub-advisory agreement.

Portfolio turnover in the near term may be higher than usual to the extent that the new sub-adviser adjusts the portfolio. When the Fund sells portfolio securities, the tax impact of the sales will depend on the difference between the price at which the portfolio securities are sold and the Fund’s basis in such portfolio securities. Any gain will be distributed to the Fund’s shareholders as either capital gain dividends (to the extent of net realized long-term capital gains) or ordinary dividends (to the extent of net realized short-term capital gains) during or with respect to the year of the sale. Distributions associated with turning over the current portfolio are expected to be subject to federal (and potentially state and local) income tax to shareholders in non-tax qualified accounts.

To reflect these changes, the disclosure under the “Management of the Fund” section on page 7 of the Prospectus is deleted in its entirety and replaced with the following:

Investment Adviser

Victory Capital Management Inc.

Investment Sub-Adviser

Amundi Asset Management US, Inc. (“Amundi US”)

Portfolio Management

	Title	Tenure with the Fund

Jonathan Sharkey	Portfolio Manager and Senior Vice President	Since October 2024
of Amundi US
Timothy J. Cassidy	Associate Portfolio Manager and Vice	Since October 2024
President of Amundi US

The disclosure under the subheading “The Sub-Adviser” under the section titled “Organization and Management of the Fund” on page 50 of the Prospectus is deleted and replaced with the following:

The Adviser has entered into an Interim Investment Sub-Advisory Agreement with Amundi US. Amundi US is responsible for the day-to-day investment management of the Victory Floating Rate Fund, which includes buying and selling securities and choosing broker-dealers. Amundi US is an indirect, wholly owned subsidiary of Amundi and Amundi’s wholly owned subsidiary, Amundi Holdings US, Inc. Amundi, one of the world’s largest asset managers, is headquartered in Paris, France. As of June 30, 2024, Amundi had more than $2.3 trillion in assets under management worldwide. As of June 30, 2024, Amundi US (and its U.S. affiliates) had over $108 billion in assets under management. Amundi US’s main office is at 60 State Street, Boston, Massachusetts 02109.

The disclosure referencing Robert Simmons under the subheading “Portfolio Management” under the section titled “Organization and Management of the Fund” on page 51 of the Prospectus is deleted and replaced with the following:

Day-to-day management of the Fund’s portfolio is the responsibility of Jonathan Sharkey and Timothy J. Cassidy, who are supported by the Amundi US fixed income team. The portfolio managers and the team also may draw upon the research and investment management expertise of the global research teams, which provide fundamental and quantitative research on companies and include members from one or more of Amundi US’s affiliates.

Mr. Sharkey, a Senior Vice President, joined Amundi US in 2006. He has managed the Fund since October 2024.

Mr. Cassidy, a Vice President and Senior Credit Analyst, joined Amundi US in 2014. He has managed the Fund since October 2024.

If you wish to obtain more information, please call the Victory Funds at 800-539-FUND (3863).

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE.